ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:               AUGUST 1, 2002 - AUGUST 31, 2002


SETTLEMENT DATE:                      16-SEP-02


A.   SERIES INFORMATION:

     ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
     SERIES 2000-1



I.   AGGREGATE CONTRACT PRINCIPAL BALANCE:

     (a.)   Beginning Aggregate Contract Principal Balance ......................................................   $ 103,310,561.32
                                                                                                                    ----------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts ................................   $   6,680,233.67
                                                                                                                    ----------------
     (c.)   Contract Principal Balance of Charged-Off Contracts .................................................   $     657,878.55
                                                                                                                    ----------------
     (d.)   Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date .............   $  95,972,449.10
                                                                                                                    ----------------


            BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)
     (e.)   Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)             0.1413487                                             $  46,528,736.27
                                                          ---------------                                           ----------------
     (e1.)  Ending Class A-1 Principal Balance                0.0000000                           $          0.00
                                                          ---------------                         ---------------
     (e2.)  Ending Class A-2 Principal Balance                0.0000000                           $             -
                                                          ---------------                         ---------------
     (e3.)  Ending Class A-3 Principal Balance                0.5498356                           $ 46,528,736.27
                                                          ---------------                         ---------------
     (f.)   Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)             0.1940997                                             $   5,476,522.12
                                                          ---------------                                           ----------------
     (g.)   Ending Class C Principal Balance as of this
            Settlement Date (Class C Note Factor)             0.1938702                                             $   3,646,698.36
                                                          ---------------                                           ----------------
     (h.)   Ending Class D Principal Balance as of this
            Settlement Date (Class D Note Factor)             0.1935484                                             $   1,820,322.96
                                                          ---------------                                           ----------------
     (i.)   Ending Class E Principal Balance as of this
            Settlement Date (Class E Note Factor)             0.3654168                                             $   8,591,679.13
                                                          ---------------                                           ----------------
     (j.)   Ending Class F Principal Balance as of this
            Settlement Date (Class F Note Factor)             0.2040870                                             $  12,476,757.86
                                                          ---------------                                           ----------------
     (k.)   Excess Aggregate Contract Principal Balance over the sum of the Class A through F Principal Balances    $  17,431,732.40
                                                                                                                    ----------------

II.  COMPLIANCE RATIOS:

     (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts .......................................   $ 104,909,950.72
                                                                                                                    ----------------

     (b.)   CBR of Contracts 1 - 30 days delinquent .............................................................   $  13,056,684.15
                                                                                                                    ----------------
     (c.)   % of Delinquent Contracts 1 - 30 days as of the related Calculation Date ............................             12.45%
                                                                                                                    ----------------

     (d.)   CBR of Contracts 31 - 60 days delinquent ............................................................   $   3,311,772.98
                                                                                                                    ----------------
     (e.)   % of Delinquent Contracts 31 - 60 days as of the related Calculation Date ...........................              3.16%
                                                                                                                    ----------------

     (f.)   CBR of Contracts 61 - 90 days delinquent ............................................................   $   1,729,275.99
                                                                                                                    ----------------
     (g.)   % of Delinquent Contracts 61 - 90 days as of the related Calculation Date ...........................              1.65%
                                                                                                                    ----------------

     (h.)   CBR of Contracts > 91 days delinquent ...............................................................   $   1,670,175.64
                                                                                                                    ----------------
     (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date ..............................              1.59%
                                                                                                                    ----------------

     (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date ........................              6.40%
                                                                                                                    ----------------
     (j2.)  Month 2:     Jul-02 .................................................................................              6.55%
                      ---------                                                                                     ----------------
     (j3.)  Month 3:     Jun-02 .................................................................................              6.85%
                      ---------                                                                                     ----------------
     (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ...............................              6.60%
                                                                                                                    ----------------

     (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) ..............................              2.63%
                                                                                                                    ----------------
     (k2.)  Month 2:     Jul-02 .................................................................................              4.41%
                      ---------                                                                                     ----------------
     (k3.)  Month 3:     Jun-02 .................................................................................              2.32%
                      ---------                                                                                     ----------------
     (k4.)  Three month rolling average % for Defaulted Contracts ...............................................              3.12%
                                                                                                                    ----------------

     (l1.)  Cumulative Net Loss Percentage ......................................................................        7.1796%
                                                                                                                    ----------------
     (l2.)  Does the Cumulative Net Loss % exceed ...............................................................

     (l3.)  The Loss Trigger Level % from Beginning Period to and including 12th Collection Period ? . Y or N. ..         N/A
                                                                                                                    ----------------
     (l4.)  The Loss Trigger Level % from 13th Collection Period to and including 24th Collection Period ? Y or N         N/A
                                                                                                                    ----------------
     (l5.)  The Loss Trigger Level % from 25th Collection Period and thereafter ? ....Y or N ....................          NO
                                                                                                                    ----------------

     (m5.)  Is there currently a Trigger Event which has not been cured for this payment date ..Y or N ..........          NO
                                                                                                                    ----------------
     (m5.)  Is there currently an Event of Default for this payment date ..Y or N ...............................          NO
                                                                                                                    ----------------


III. FLOW OF FUNDS:

     (1.)   The amount on deposit in Available Funds ............................................................   $   8,116,283.50
                                                                                                                    ----------------
     (2.)   Amounts deposited, if any, by the Servicer to the Collection Account for contracts repurchased ......   $            -
                                                                                                                    ----------------
     (3.)   Total deposits in the Collection Account to be used as available funds on this Payment Date (1+2) ...   $   8,116,283.50
                                                                                                                    ----------------
     (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts .......................................   $     306,630.84
                                                                                                                    ----------------
     (a.)   To the Trustee, trustee fees and expenses subject to an annual limit ................................            -
                                                                                                                    ----------------
     (b.)   To the Servicer, any unrecoverable servicer advances / initial unpaid balance amounts ...............   $      28,359.00
                                                                                                                    ----------------
     (c.)   To the Servicer, the servicing fee then due and miscellaneous amounts, if any .......................   $      86,092.13
                                                                                                                    ----------------


            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST
     (d.)   To Class A, the total Class A Note Interest for the related interest accrual period .................   $     319,238.58
                                                                                                                    ----------------
                            Interest on Class A-1 Notes .......................................   $         -
                                                                                                  ---------------
                            Interest on Class A-2 Notes .......................................   $         -
                                                                                                  ---------------
                            Interest on Class A-3 Notes .......................................   $    319,238.58
                                                                                                  ---------------
     (e.)   Interest on Class B Notes for the related interest accrual period ...................................   $      37,324.98
                                                                                                                    ----------------
     (f.)   Interest on Class C Notes for the related interest accrual period ...................................   $      25,267.07
                                                                                                                    ----------------
     (g.)   Interest on Class D Notes for the related interest accrual period ...................................   $      13,155.79
                                                                                                                    ----------------
            CLASS E INTEREST:
     (h1.)  After the Class E Notes Interest Commencement Date, then Interest on Class E Notes for the related                 -
            interest accrual period to be paid to the Class E Noteholder ........................................   ---------------

     (h2.)  Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B, Class
            C and Class D Notes .. ............................................................   $     83,631.66
                                                                                                  ---------------

                                                                                                  ---------------

            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL


     (i1.)  Class A percentage ................................................................          0.699999
                                                                                                  ---------------
     (i2.)  To Class A, amount from reserve account, if any ...................................
                                                                                                  ---------------
     (i3.)  To Class A, the Class A overdue principal, if any .................................                -
                                                                                                  ---------------
     (i4.)  To Class A, the Class A monthly principal payment amount ..........................   $  5,136,671.22
                                                                                                  ---------------
     (i5.)  To Class A, the additional principal, if any, allocable from Class E interest
            amount . ..........................................................................   $     68,056.34
                                                                                                  ---------------
     (i6.)  To Class A, the additional principal, if any, allocable from Class F floor amount .           -
                                                                                                  ---------------
     (i7.)  Total principal payment to Class A  (i2-i6) .......................................   $  5,204,727.56
                                                                                                  ---------------
     (i8.) .................Principal payment to Class A-1 Noteholders ..........................................   $            -
                                                                                                                    ----------------
     (i9.) .................Principal payment to Class A-2 Noteholders ..........................................   $            -
                                                                                                                    ----------------
     (i10.) ................Principal payment to Class A-3 Noteholders ..........................................   $  5,204,727.56
                                                                                                                    ----------------

     (j1.)  Class B percentage ................................................................         0.0599996
                                                                                                  ---------------
     (j2.)  To Class B, amount from reserve account, if any ...................................          -
                                                                                                  ---------------
     (j3.)  To Class B, the Class B overdue principal, if any .................................
                                                                                                  ---------------
     (j4.)  To Class B, the Class B monthly principal payment amount ..........................   $    440,283.80
                                                                                                  ---------------
     (j5.)  To Class B, the additional principal, if any, allocable from Class E interest
            amount ............................................................................   $      7,793.92
                                                                                                  ---------------
     (j6.)  To Class B, the additional principal, if any, allocable from Class F floor amount .          -
                                                                                                  ---------------
     (j7.)  Total principal payment to Class B Noteholders (j2-j6) ..............................................   $     448,077.72
                                                                                                                    ----------------

     (k1.)  Class C percentage ................................................................         0.0399997
                                                                                                  ---------------
     (j2.)  To Class C, amount from reserve account, if any ...................................           -
                                                                                                  ---------------
     (k3.)  To Class C, the Class C overdue principal, if any .................................              0.01
                                                                                                  ---------------
     (k4.)  To Class C, the Class C monthly principal payment amount ..........................   $    293,522.29
                                                                                                  ---------------
     (k5.)  To Class C, the additional principal, if any, allocable from Class E interest
            amount . ..........................................................................   $      5,190.26
                                                                                                  ---------------
     (k6.)  To Class C, the additional principal, if any, allocable from Class F floor amount .           -
                                                                                                  ---------------



     (k7.)  Total principal payment to Class C Noteholders (k2-k6) ..............................................   $     298,712.56
                                                                                                                    ----------------

     (l1.)  Class D percentage ................................................................         0.0199999
                                                                                                  ---------------
     (l2.)  To Class D, amount from reserve account, if any ...................................               -
                                                                                                  ---------------
     (l3.)  To Class D, the Class D overdue principal, if any .................................              0.01
                                                                                                  ---------------
     (l4.)  To Class D, the Class D monthly principal payment amount ..........................   $    146,761.51
                                                                                                  ---------------
     (l5.)  To Class D, the additional principal, if any, allocable from Class E interest
            amount ............................................................................   $      2,591.14
                                                                                                  ---------------
     (l6.)  To Class D, the additional principal, if any, allocable from Class F floor amount .           -
                                                                                                  ---------------
     (l7.)  Total principal payment to Class D Noteholders (l2-l6) ..............................................   $     149,352.66
                                                                                                                    ----------------
     (m1.)  Class E percentage ................................................................         0.0499986
                                                                                                  ---------------
     (m2.)  To Class E, amount from reserve account, if any ...................................             -
                                                                                                  ---------------
     (m3.)  To Class E, the Class E overdue principal, if any .................................        832,449.29
                                                                                                  ---------------
     (m4.)  To Class E, the Class E monthly principal payment amount ..........................   $    366,895.34
                                                                                                  ---------------
     (m5.)  To Class E, the additional principal, if any, allocable from Class F floor amount .           -
                                                                                                  ---------------
     (m6.)  Total principal payment to Class E Noteholders (m2-m5)...............................................   $   1,199,344.63
                                                                                                                    ----------------



            TO THE RESERVE ACCOUNT:

     (4.)   The amount, if any, needed to maintain the amount in the reserve account at the required
            reserve amount ......................................................................................   $              -
                                                                                                                    ----------------



            CLASS F PAYMENTS:
     (n1.)  Sub-Total of funds disbursed through the Reserve Account ..........................   $  8,116,283.52
                                                                                                  ---------------
     (n2.)  Funds available to be paid to Class F .............................................   $          -
                                                                                                  ---------------

     (n3.)  Class F percentage ................................................................         0.1300032
                                                                                                  ---------------
     (n4.)  Class F floor amount ..............................................................   $  9,405,070.31
                                                                                                  ---------------
     (n5.)  Class F principal balance before payment of principal on this payment date ........   $ 13,430,735.93
                                                                                                  ---------------

     (n6.)  If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

     (n7.)  If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been
            reduced to the Class F floor amount  and (b) funds available ........................................   $            -
                                                                                                                    ----------------


     (n8.)  If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 .......
                                                                                                                    ----------------

            TO THE TRUSTEE:

     (7.)   To the Trustee, any fees and expenses not previously paid subject to a limit ........................
                                                                                                                    ----------------

            TO THE ISSUERS:

     (8.)   To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the
            collection account after all payments are made above ................................................   $         (0.02)
                                                                                                                    ----------------




IV.  SERVICER ADVANCES

     (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection Period .....................   $   2,236,904.71
                                                                                                                    ----------------
     (b.)   Servicer Advances reimbursed during the Collection Period ...........................................   $      72,559.37
                                                                                                                    ----------------
     (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
            Settlement Date .....................................................................................   $      28,359.00
                                                                                                                    ----------------
     (d.)   Servicer Advances made during the related Collection Period .........................................   $           -
                                                                                                                    ----------------
     (e.)   Aggregate amount of Servicer Advances at the end of the Collection
            Period ..............................................................................................   $   2,135,986.34
                                                                                                                    ----------------
     (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
            were not made .......................................................................................           -
                                                                                                                    ----------------



V.   RESERVE ACCOUNT

     (a.)   Amount on deposit at the beginning of the related Collection Period .................................   $            -
                                                                                                                    ----------------
     (b.)   Reserve Account initial deposit .....................................................................
                                                                                                                    ----------------
     (c.)   Amount of interest earnings reinvested for the related Monthly Period ...............................   $            -
                                                                                                                    ----------------
     (d.)   Amounts used to cover shortfalls, if any,  for the related Collection Period ........................               0.00
                                                                                                                    ----------------
     (e.)   Amounts used as required in a Trigger Event, if any,  for the related Collection Period .............   $            -
                                                                                                                    ----------------
     (f.)   Amounts transferred in from the Collection Account, if applicable (line 4) ..........................   $            -
                                                                                                                    ----------------
     (g.)   Interest earnings for the related Monthly Period ....................................................
                                                                                                                    ----------------
     (h.)   Interest  earnings withdrawn and included as Available Funds for the related Monthly Period .........
                                                                                                                    ----------------
     (i.)   Amount on deposit at the end of the related Collection Period .......................................   $            -
                                                                                                                    ----------------

     (j.)   Is the Required Reserve Amount equal to the balance in the Reserve Account
            as of the related Collection period? Y or N .........................................................          N
                                                                                                                    ----------------





VI.  ADVANCE PAYMENTS

     (a.) Beginning aggregate Advance Payments ..................................................................   $   1,391,475.39
                                                                                                                    ----------------
     (b.) Add: Amount of Advance Payments collected during the related Collection Period ........................   $   1,025,762.05
                                                                                                                    ----------------
     (c.) Add: Investment earnings for the related  Collection Period ...........................................   $            -
                                                                                                                    ----------------
     (d.) Less: Amount of Advance Payments withdrawn for deposit into Facility Account ..........................   $   1,159,000.45
                                                                                                                    ----------------
     (e.) Ending aggregate Advance Payments .....................................................................   $   1,258,236.99
                                                                                                                    ----------------





     ADVANTA BANK CORP., AS SERVICER

     BY:      /s/ MARK SHAPIRO

     TITLE:   Asst. V.P. Structured Finance
              -------------------------------

     DATE:    09/11/02
              --------------------------